Condensed Balance Sheets (Unaudited) (USD $)	Dec. 31, 2012	Mar. 31, 2012
ASSETS
Cash	$ 50,647	$ 20,488
Investments in Local Limited Partnerships, net (Notes 2 and 3)	642,722	629,335
Total Assets	693,369	649,823
Liabilities:
Payables to Local Limited Partnerships (Note 4)	33,810	33,810
Accrued fees and expenses due to General Partner and affiliates (Note 3)	181,365	204,132
Total Liabilities	215,175	237,942
Partners' Equity
General Partner	97,753	42,162
Limited Partners (25,000 Partnership Units authorized; 21,952, and 21,955 Partnership Units issued and outstanding)	380,441	369,719
Total Partners' Equity	478,194	411,881
Total Liabilities and Partners' Equity	$ 693,369	$ 649,823